UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report: March 12, 2014

Signature Group Holdings, Inc.

Delaware	000-15569	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15303 Ventura Boulevard, Suite 1600 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 13, 2014, Signature Group Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2013. A copy of the Company’s March 13, 2014 press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information contained in Exhibit 99.1 furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Exhibit 99.1 contains certain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included in Exhibit 99.1. Further, Exhibit 99.1 contains statements intended as “forward-looking statements,” all of which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 12, 2014, the Board of Directors of the Company (the “Board”) approved the Company’s Second Amended and Restated Bylaws (the “Bylaws”), which amend and restate the Company’s Amended and Restated Bylaws. The Bylaws took effect immediately upon approval of the Board. The amendments reflected in the Bylaws update and clarify Section 2.10(c) and Section 2.12(b) of the Bylaws, which govern the process by which stockholders can nominate directors and propose other business for consideration at meetings of stockholders. The amendments provide that in the event the Company’s annual meeting of stockholders is held more than thirty (30) days before or after the anniversary date of the prior year’s annual meeting of stockholders, in order for a stockholder nomination or proposal other than a nomination to be considered “timely” for consideration at the meeting, notice must be received by the Company not later than ten (10) days following public announcement of the annual meeting.

The foregoing summary of the Bylaws is not complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 2.02 above and in Exhibit 99.1 to this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

As included in the March 13, 2014 press release, the Board announced that the 2014 annual meeting of the stockholders of the Company will be held on April 29, 2014.

In connection with the Bylaws as set forth in Item 5.03 above, if any stockholder intends to nominate a director candidate or propose other business for consideration at the Company’s 2014 annual meeting of stockholders (not including a proposal intended for inclusion in the Company’s proxy statement in accordance with the SEC’s Rule 14a-8 under the Securities Exchange Act of 1934, as amended), the stockholder must notify the Secretary of the Company in writing and the notice must be mailed and received by, or delivered to, the Secretary at the principal executive offices of the Company no later than March 23, 2014. Any such stockholder notice must otherwise comply with the applicable requirements of the Bylaws filed herewith.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Second Amended and Restated Bylaws of Signature Group Holdings, Inc.

99.1	Earnings Press Release dated March 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

(Registrant)

Date: March 13, 2014	By:	/s/ W. CHRISTOPHER MANDERSON
	Name:	W. Christopher Manderson
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of Signature Group Holdings, Inc.

99.1	Earnings Press Release dated March 13, 2014